                                  MGI FUNDS(TM)

                                  SUPPLEMENT TO
                          THE CLASS S SHARES PROSPECTUS
                              DATED JULY 31, 2007,
                               AS SUPPLEMENTED ON
                                JANUARY 31, 2008
                                       AND
                          THE CLASS Y SHARES PROSPECTUS
                              DATED JULY 31, 2007,
                               AS SUPPLEMENTED ON
                                JANUARY 31, 2008

                  The date of this Supplement is April 1, 2008.

     The following  changes are made in the  prospectuses  of the Class S Shares
(the "Class S Prospectus") and of the Class Y-1, Y-2, and Y-3 Shares (the "Class
Y Prospectus") of MGI Funds (the "Trust"):

     1. The  information  related  to Lord,  Abbett & Co.  LLC  ("Lord  Abbett")
located in the final paragraph on page 30 (continuing onto page 31) of the Class
Y Prospectus,  and located on page 30 of the Class S Prospectus, is deleted, and replaced with the following:

Eaton Vance Management ("Eaton Vance"), located at The Eaton Vance Building, 255
State Street, Boston,  Massachusetts 02109, serves as a subadvisor for the Fund.
Mr. Michael R. Mach, CFA, is primarily responsible for the day-to-day management of Eaton Vance's allocated  portion of the Fund's portfolio.  Mr. Mach is a Vice
President  of Eaton  Vance and the lead  portfolio  manager  for  Eaton  Vance's
Large-Cap  Value  Equity  strategy.  Mr. Mach has been a portfolio  manager with
Eaton Vance since 1999.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund's portfolio, Eaton Vance primarily invests in common stocks of large  capitalization  companies that the subadvisor believes are  inexpensive or  undervalued  relative to the overall stock market.
Investment  decisions are made  primarily on the basis of  fundamental  research conducted by Eaton Vance's  research  staff.  When  evaluating a company,  Eaton
Vance  considers a number of  factors,  including  the quality of the  company's business  franchises,  the company's  financial  strength,  the  capability  and integrity of the company's  management,  the  company's  growth  potential,  the company's valuation and earnings, and the company's cash flows. Eaton Vance also may consider a company's  dividend  prospects and estimates of the company's net value when selecting  securities for the subadvisor's  allocated  portion of the
Fund's portfolio.

Eaton Vance seeks to manage  investment risk within its allocated portion of the
Fund's portfolio by maintaining a broad mix of issuers and industries within the portfolio.  Typically,  Eaton  Vance will  invest its  allocated  portion of the
Fund's portfolio in a number of different sectors and industries, with no single industry comprising more than 25% of the total assets of Eaton Vance's allocated portion  of the  Fund's  portfolio.  Eaton  Vance may sell a  security  when the subadvisor's  price objective for the security is reached,  the  fundamentals of the company deteriorate,  the security's price falls below its acquisition cost, or the subadvisor elects to pursue more attractive investment options.

     2. On page A-3 of the Class S and the Class Y  Prospectuses,  the composite performance  results  relating  to the MGI US Large  Cap Value  Equity  Fund are deleted, and replaced with the following:

                                        Average Annual Total Returns (%) -
                                          Periods Ending June 30, 2007
                                      -----------------------------------------
                                        1 Year    3 Years    5 Years   10 Years
                                      --------- ---------- ---------- ----------

Eaton Vance Large-Cap Value           22.02     17.33      13.08      11.07
Pzena Large Cap Value                 23.38     14.74      15.40      N/A
Numeric Large Cap Value               N/A       N/A        N/A        N/A
Russell 1000(R)Index                  20.43     12.48      11.57      8.64
Russell 1000 Value(TM) Index          21.87     15.93      13.31      9.87

Disclosures:

Past  performance  is not a guarantee  of future  performance.  The  performance
record   represents  the  client  composite  track  records  of  the  underlying investment  managers  in the  MGI  program,  and not the  track  records  of MGI clients. Performance figures have been reported on a net of fees basis, based on the  separate  or  commingled  account  composite  record of the  managers.  The information  on  investment  management  firms  has  been  obtained  from  those investment  management firms. MGI makes no  representations  or warranties as to the accuracy of such  information,  and accepts no  responsibility  or liability
(including for indirect,  consequential,  or incidental  damages) for any error, omission, or inaccuracy in such information.

(C)Copyright 2005, Mercer Global Investments, Inc.

     3. On page  A-4  (continuing  onto  page  A-5) of the  Class S and  Class Y
Prospectuses, the description of Lord Abbett's performance composite is deleted, and replaced with the following  paragraph  describing Eaton Vance's performance composite:

Eaton Vance Large-Cap Value

Investment  results for the Eaton Vance Large-Cap Value Master Composite include all fully  discretionary,  fee-paying  accounts  managed  in this  style for the periods shown.  Returns are calculated in U.S. dollars and are after transaction costs, any foreign  withholding  taxes,  and other direct  expenses,  but before custody  charges and other indirect  expenses,  and include the  reinvestment of distributions.  Such fees and  expenses  would reduce the returns  shown.  Eaton
Vance's  schedule  of fees is  described  in Part II of its Form  ADV,  which is available  from Eaton Vance upon  request.  For a separately  managed  large-cap value equity  account in this style with a value of  $50,000,000,  Eaton Vance's investment  advisory  fees  would be 0.55% per annum.  An account  growing at an annual rate of 10% for the period shown, and subject to such fees, would produce a 9.45% return.  The composite  includes an investment  company advised by Eaton
Vance whose holdings may differ significantly from those of a separately managed account. The returns experienced by a particular client,  including a separately managed account, will be different from those included in this presentation.

The Eaton Vance Large-Cap Value Master Composite is compared to the Russell 1000
Value(TM)Index.  The Russell 1000  Value(TM)Index is broad-based and is commonly used as a measure of large  capitalization  value stocks. The Index is unmanaged and does  not  incur  management  fees,  transaction  costs,  or other  expenses associated with separately managed accounts in this style. It is not possible to invest directly in an index.

Eaton Vance has prepared and presented this  information in compliance  with the
Global Investment  Performance  Standards  (GIPS(R)).  The CFA Institute has not
been involved in the  preparation  or review of this  information.  To receive a complete  list  and  description  of  Eaton  Vance's  composites  and/or a fully compliant  GIPS(R)presentation,  please  contact Eaton Vance at (800)  225-6265,
x8733 or write to Eaton  Vance at 255 State  Street,  Boston,  MA  02109,  Attn:
Performance Dept.

     4. On page A-12 of the Class S and the Class Y Prospectuses,  the bar chart depicting composite performance is deleted, and replaced with the following:

                    Annual Total Returns(%) - Calendar Years
                             LARGE CAP VALUE EQUITY

Eaton Vance Large Value
30.9%  21.9%   3.5%  14.9%  1.9%  -15.7%  23.5%  15.8%  11.6%  19.3%
1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

Pzena Large Value
 1.1% -13.2%  40.2%  15.8%  10.8%  17.0%
2001   2002   2003   2004   2005   2006

     5. The  following  information  relating to the MGI US Small/Mid Cap Growth
Equity Fund is added to the section entitled "The  Subadvisors"  located on page
33  (continuing  onto pages 34 and 35) of the Class S Prospectus  and located on page 34 (continuing onto pages 35 and 36) of the Class Y Prospectus:

Tygh Capital Management, Inc. ("Tygh Capital"), located at 1211 SW Fifth Avenue,
Portland,  Oregon 97204,  serves as a subadvisor  for the Fund.  Mr.  Richard J.
Johnson,  CFA is primarily  responsible  for the  day-to-day  management of Tygh
Capital's  allocated portion of the Fund's portfolio.  Mr. Johnson has served as the Chief  Executive  Officer and the Chief  Investment  Officer of Tygh Capital
since  founding  the firm in  2004.  Prior to that,  Mr.  Johnson  held  various executive investment positions at Columbia Management Advisors, Inc.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund's  portfolio,  Tygh Captial uses a
bottom-up,   fundamental  research  approach  to  identify  companies  that  the subadvisor  believes  have  the  potential  for  superior  earnings  growth  and sustainable  valuations.  Tygh Capital first screens  potential  investments for specific growth characteristics relating to revenue and earnings, valuation, and expected price  appreciation.  In addition,  Tygh Capital observes market trends and focuses its research on sectors or industries that the subadvisor expects to experience  superior  relative  growth.  Through this  process,  Tygh  Capital's investment  team  identifies  candidates for further  in-depth  fundamental  and valuation  analysis.  In order to  identify  companies  with  the  potential  to significantly  grow annual revenues and earnings,  Tygh Capital  examines market size, market growth rates, and trends in a company's market share,  margins, and expenses.  Tygh Capital also evaluates the sustainability of valuations based on a variety of financial metrics,  including  price-to-earnings,  price-to-growth, and price-to-sales ratios, as well as cash flows. Tygh Capital typically sells a stock  when  the  stock  exceeds  Tygh  Capital's  price  target,  the  original investment  thesis  is no  longer  applicable,  or a better  investment  idea is generated.  Tygh Capital also  utilizes a  proprietary,  quantitative  system to identify and review poorly performing stocks.

     6. On page A-3 of the Class S and the Class Y  Prospectuses,  the composite performance  results  set  forth  below are  added to the  portion  of the table relating to the MGI US Small/Mid Cap Growth Equity Fund:

                                        Average Annual Total Returns (%) -
                                         Periods Ending June 30, 2007
                                      1 Year    3 Years    5 Years    10 Years

Tygh Capital Small-Mid Cap Growth     20.99     N/A        N/A        N/A
Russell 2500(R)Index                  18.74     15.00      15.72      11.52
Russell 2500 Growth(TM) Index         19.03     13.70      15.07      9.60

Disclosures:

Past  performance  is not a guarantee  of future  performance.  The  performance
record   represents  the  client  composite  track  records  of  the  underlying investment  managers  in the  MGI  program,  and not the  track  records  of MGI clients. Performance figures have been reported on a net of fees basis, based on the  separate  or  commingled  account  composite  record of the  managers.  The information  on  investment  management  firms  has  been  obtained  from  those investment  management firms. MGI makes no  representations  or warranties as to the accuracy of such  information,  and accepts no  responsibility  or liability
(including for indirect,  consequential,  or incidental  damages) for any error, omission, or inaccuracy in such information.

(C)Copyright 2005, Mercer Global Investments, Inc.

     7. On page  A-5 of the  Class S and  Class Y  Prospectuses,  the  paragraph describing  Tygh  Capital's  performance  composite  set  forth  below is added, following the paragraph  describing the performance  composite of Mazama Capital
Management, Inc.:

Tygh Capital Small-Mid Cap Growth

Tygh Capital has prepared and presented this  information in compliance with the
Global Investment  Performance  Standards (GIPS(R)).  The composite contains all discretionary,  fee-paying,  equity-only accounts that invest primarily in small
to   mid-size   domestic   companies   that   display   above   average   growth
characteristics.  For comparison purposes, the composite is measured against the
Russell 2500  Growth(TM)Index,  which is an unmanaged index generally considered representative  of the market for small to  mid-capitalization  domestic  stocks with higher price-to-book ratios and higher forecasted earnings growth. The U.S.
dollar is the currency used to express performance. Returns are presented net of management  fees  and  include  the  reinvestment  of  all  income.  Net  of fee performance  was  calculated  by deducting a model  annual fee of 0.85%  applied monthly,  which  represents  the highest fee paid by any client in the composite during the period shown. Actual investment advisory fees incurred by clients may
vary.  Additional   information  regarding  the  policies  for  calculating  and reporting  returns  is  available  from  Tygh  Capital  upon  request.  The firm maintains a complete list and description of composites, which is available upon request.

The Tygh Capital  Small-Mid Cap Growth  Composite was created July 1, 2005. Tygh
Capital's  compliance with the GIPS(R)standards has been verified for the period
August 1, 2004 through  December 31, 2007 by Ashland  Partners & Company LLP. In
addition, a performance  examination was conducted on the Tygh Capital Small-Mid
Cap Growth Composite  beginning July 1, 2005. A copy of the verification  report is available from Tygh Capital upon request.

     8. On page A-13 of the Class S and the Class Y Prospectuses,  the bar chart depicting composite performance is deleted and replaced with the following:

                    Annual Total Returns(%) - Calendar Years
                             SMALL/MID CAP GROWTH EQUITY

Westfield/ Small Mid Growth
24.4%  -4.3%  79.3%   4.9%  -8.1% -18.1%  38.7%  11.7%  12.8%  14.4%
1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

Mazama Small/Mid Growth
 1.2% -35.5%  76.7%   9.4%  11.7%  11.1%
2001   2002   2003   2004   2005   2006

Tygh Capital Small/Mid Growth
17.1%
2006

                                  MGI FUNDS(TM)

                                SUPPLEMENT TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                     DATED JULY 31, 2007, AS SUPPLEMENTED ON
                                JANUARY 31, 2008

                  The date of this Supplement is April 1, 2008.

The following  changes are made in the Statement of Additional  Information (the
"SAI") of MGI Funds (the "Trust"):

     1. In the section of the SAI entitled "Subadvisors and Portfolio Managers,"
the information  relating to Lord, Abbett & Co. LLC ("Lord Abbett"),  located on page 35 of the SAI, is deleted, and replaced with the following:

Eaton Vance Management ("Eaton Vance"), 255 State Street, Boston,  Massachusetts
02109,  serves as a subadvisor for the MGI US Large Cap Value Equity Fund. Eaton
Vance is registered as an investment adviser under the Advisers Act. Eaton Vance is a  wholly-owned  subsidiary  of  Eaton  Vance  Corporation,  a  publicly-held company.

     2. The proxy voting  policies and procedures of Lord Abbett on page B-32 of the SAI are deleted and replaced with the following:

                             EATON VANCE MANAGEMENT
                       BOSTON MANAGEMENT AND RESEARCH AND
                         EATON VANCE INVESTMENT COUNSEL
                      PROXY VOTING POLICIES AND PROCEDURES

I.       Introduction

     Eaton Vance  Management,  Boston  Management  and  Research and Eaton Vance
Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented  policies and procedures that each Adviser  believes are reasonably  designed  to ensure that  proxies are voted in the best  interest of clients,  in accordance  with its fiduciary  duties and Rule 206(4)-6  under the
Advisers  Act. The  Advisers'  authority to vote the proxies of their clients is established by their advisory  contracts or similar  documentation,  such as the
Eaton Vance Funds Proxy Voting Policy and  Procedures.  These proxy policies and procedures reflect the SEC requirements governing advisers and the long-standing fiduciary  standards  and  responsibilities  for ERISA  accounts  set out in the
Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.      Overview

     Each  Adviser  manages  its  clients'  assets with the  overriding  goal of seeking to provide the greatest possible return to such clients  consistent with governing  laws and the  investment  policies of each client.  In pursuing  that goal,  each Adviser  seeks to exercise its clients'  rights as  shareholders  of voting securities to support sound corporate governance of the companies issuing those  securities  with  the  principal  aim of  maintaining  or  enhancing  the companies' economic value.

     The exercise of  shareholder  rights is generally  done by casting votes by proxy at shareholder  meetings on matters submitted to shareholders for approval
(for  example,  the election of  directors or the approval of a company's  stock option plans for directors, officers or employees). Each Adviser is adopting the formal  written  Guidelines  described  in detail  below and will  utilize  such
Guidelines  in voting  proxies on behalf of its clients.  These  Guidelines  are designed  to  promote  accountability  of a  company's  management  and board of directors to its  shareholders  and to align the  interests of  management  with those of shareholders.

     Each  Adviser  will vote any proxies  received by a client for which it has sole investment  discretion through a third-party proxy voting service ("Agent")
in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies  referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.
The Agent is currently  Institutional  Shareholder Services Inc. Proxies will be voted in accordance  with  client-specific  guidelines and an Eaton Vance Fund's sub-adviser's proxy voting policies and procedures, if applicable.

     No set of guidelines  can  anticipate  all  situations  that may arise.  In special cases, the Proxy Administrator (the person specifically charged with the responsibility  to  oversee  the  Agent and  coordinate  the  voting of  proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established  by the  Advisers.  The Proxy Group will assist in the review of the
Agent's  recommendation when a proxy voting issue is referred to the Proxy Group through  the Proxy  Administrator.  The  members of the Proxy  Group,  which may include  employees  of the  Advisers'  affiliates,  may change at the  Advisers'
discretion.

III.     Roles and Responsibilities

A.       Proxy Administrator

     The Proxy  Administrator  will assist in the  coordination of the voting of each client's proxy in accordance with the Guidelines below and the Funds' Proxy
Voting Policy and Procedures.  The Proxy  Administrator  is authorized to direct the Agent to vote a proxy in accordance  with the  Guidelines.  Responsibilities assigned herein to the Proxy  Administrator,  or activities in support  thereof, may be  performed  by such  members  of the  Proxy  Group  or  employees  of the
Advisers' affiliates as are deemed appropriate by the Proxy Group.

B.       Agent

     An Agent shall be engaged to assist in the voting of proxies.  The Agent is currently  Institutional  Shareholder Services Inc. The Agent is responsible for coordinating  with the clients'  custodians  and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio  securities are processed in a timely fashion. The

     Agent is required to vote and/or refer all proxies in  accordance  with the
Guidelines  below. The Agent shall retain a record of all proxy votes handled by the Agent.  Such  record  must  reflect  all of the  information  required to be disclosed  in a Fund's Form N-PX  pursuant to Rule 30b1-4 under the 1940 Act. In addition,  the  Agent  is  responsible  for  maintaining  copies  of  all  proxy statements  received by issuers and to promptly  provide  such  materials  to an
Adviser upon request.

     Subject to the  oversight of the  Advisers,  the Agent shall  establish and maintain  adequate  internal  controls  and  policies  in  connection  with  the provision  of proxy  voting  services  to the  Advisers,  including  methods  to reasonably ensure that its analysis and  recommendations are not influenced by a conflict of  interest,  and shall  disclose  such  controls  and policies to the
Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.       Proxy Group

     The Adviser shall  establish a Proxy Group which shall assist in the review of the Agent's  recommendations  when a proxy voting issue has been  referred to the Proxy  Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers' affiliates,  may be amended from time to time at the Advisers' discretion.

     For each proposal  referred to the Proxy Group, the Proxy Group will review the (i)  Guidelines,  (ii)  recommendations  of the  Agent,  and (iii) any other resources  that any  member of the Proxy  Group  deems  appropriate  to aid in a determination of the recommendation.

     If the Proxy Group recommends a vote in accordance with the Guidelines,  or the recommendation of the Agent,  where applicable,  it shall instruct the Proxy
Administrator to so advise the Agent.

     If the Proxy Group  recommends a vote  contrary to the  Guidelines,  or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted  company of the Agent,  as determined by the Advisers,  it shall follow the procedures for such voting outlined below.

     The Proxy  Administrator  shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event the Proxy
Group cannot meet in a timely manner in connection with a voting  deadline,  the
Proxy Administrator shall follow the procedures for such voting outlined below.

IV.      Proxy Voting Guidelines ("Guidelines")

         A.       General Policies

     It shall  generally  be the policy of the  Advisers  to take no action on a proxy for which no client  holds a position or  otherwise  maintains an economic interest in the relevant security at the time the vote is to be cast.

     In all cases  except those  highlighted  below,  it shall  generally be the policy of the  Advisers to vote in  accordance  with the  recommendation  by the
Agent, Institutional Shareholder Services Inc.

     When a fund client  participates  in the lending of its  securities and the securities are on loan at the record date,  proxies  related to such  securities generally will not be forwarded to the relevant  Adviser by the fund's custodian and therefore will not be voted.

     In the event that the Adviser  determines  that the matters  involved would have a  material  effect  on the  applicable  fund's  investment  in the  loaned securities,  the fund will  exercise its best  efforts to terminate  the loan in time to be able to cast such vote or exercise such consent.

     Interpretation  and  application  of these  Guidelines  is not  intended to supersede any law,  regulation,  binding agreement or other legal requirement to which an issuer may be or become subject.  The Guidelines relate to the types of
proposals   that  are  most   frequently   presented  in  proxy   statements  to
shareholders.  Absent  unusual  circumstances,  each Adviser will utilize  these
Guidelines when voting proxies on behalf of its clients.

     a.   Proposals Regarding Mergers and Corporate Restructurings

     The Agent shall be directed to refer  proxy  proposals  accompanied  by its written analysis and voting  recommendation  to the Proxy  Administrator for all proposals relating to Mergers and Corporate Restructurings.

     b.   Proposals   Regarding   Mutual   Fund   Proxies   -   Disposition   of
          Assets/Termination/Liquidation and Mergers

     The Agent shall be directed to refer  proxy  proposals  accompanied  by its written analysis and voting  recommendation  to the Proxy  Administrator for all proposals  relating to the  Disposition  of  Assets/Termination/Liquidation  and
Mergers contained in mutual fund proxies.

     c.   Corporate Structure Matters/Anti-Takeover Defenses

     As a general matter, the Advisers will normally vote against  anti-takeover measures and other  proposals  designed to limit the ability of  shareholders to act on  possible  transactions  (except  in the  case of  closed-end  management investment companies).

     d.   Social and Environmental Issues

     The  Advisers  generally  support  management  on social and  environmental proposals.

e.   Voting Procedures

     Upon  receipt of a  referral  from the Agent or upon  advice  from an Eaton
Vance investment  professional,  the Proxy  Administrator may solicit additional research from the Agent, as well as from any other source or service.

     1.   WITHIN-GUIDELINES  VOTES:  Votes in  Accordance  with  the  Guidelines and/or, where applicable, Agent Recommendation

          In  the  event  the  Proxy  Administrator  recommends  a  vote  within
          Guidelines  and/or,  where applicable,  in accordance with the Agent's recommendation,  the Proxy  Administrator  will  instruct the Agent to vote in this manner.

     2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy  Administrator  may  recommend  that a client  refrain  from voting under the following  circumstances:  (i) if the economic effect on  shareholders'  interests or the value of the portfolio  holding is indeterminable  or  insignificant,  e.g.,  proxies in connection  with securities  no longer  held in the  portfolio  of a client or  proxies being considered on behalf of a client that is no longer in existence;
          or (ii) if the cost of voting a proxy  outweighs the  benefits,  e.g., certain  international  proxies,  particularly in cases in which share blocking  practices may impose  trading  restrictions  on the relevant portfolio  security.  In such instances,  the Proxy  Administrator may instruct the Agent not to vote such proxy.

          Reasonable  efforts shall be made to secure and vote all other proxies for the clients,  but,  particularly in markets in which shareholders'
          rights are  limited,  Non-Votes  may also occur in  connection  with a client's  related  inability to timely  access  ballots or other proxy information in connection with its portfolio securities.

          Non-Votes  may also  result  in  certain  cases in  which  the  Agents recommendation  has been  deemed to be  conflicted,  as  provided  for herein.

     3.   OUT-OF-GUIDELINES  VOTES:  Votes  Contrary  to  Guidelines,  or  Agent
          Recommendation,  where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy  Administrator  recommends that a client vote contrary to the Guidelines,  or the recommendation of the Agent, where applicable, if  the  Agent  has  made  no  recommendation  on a  matter  requiring case-by-case  consideration  and the  Guidelines  are  silent,  or the
          Agents recommendation on a matter requiring case-by-case consideration is deemed to be conflicted,  the Proxy  Administrator will forward the
          Agent's analysis and recommendation and any research obtained from the
          Agent or any  other  source to the Proxy  Group.  The Proxy  Group may consult with the Agent as it deems necessary.  The Proxy Administrator will instruct the Agent to vote the proxy as  recommended by the Proxy
          Group.  The Adviser will provide a report to the Boards of Trustees of the Eaton  Vance  Funds  reflecting  any votes  cast  contrary  to the
          Guidelines or Agent Recommendation,  as applicable, and shall do so no less than annually.

          The Proxy  Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable  recommendations, analysis and research received and any resolution of the matter.

V.       Recordkeeping

     The Advisers  will  maintain  records  relating to the proxies they vote on behalf of their clients in accordance with Rule 204-2 of the Advisers Act. Those records will include:

     o    A copy of the Advisers' proxy voting policies and procedures;

     o    Proxy  statements  received  regarding client  securities.  Such proxy statements  received  from  issuers  are  either  in the  SEC's  EDGAR database or are kept by the Agent and are available upon request;

     o    A record of each vote cast;

     o    A copy of any document  created by the  Advisers  that was material to making  a  decision  on how to  vote a  proxy  for a  client  or  that memorializes the basis for such a decision; and

     o    Each written client request for proxy voting records and the Advisers'
          written  response to any client request  (whether written or oral) for such records.

     All records  described  above will be  maintained  in an easily  accessible place for five years and will be  maintained  in the offices of the  Advisers or their Agent for two years after they are created.

VI.  Assessment of Agent and  Identification  and  Resolution of Conflicts  with
     Clients

A.       Assessment of Agent

     The Advisers shall  establish  that the Agent (i) is  independent  from the
Advisers,  (ii) has resources that indicate it can competently  provide analysis of proxy issues,  and (iii) can make  recommendations in an impartial manner and in the best interests of the clients and,  where  applicable,  their  beneficial owners.  The Advisers  shall  utilize,  and the Agent shall  comply  with,  such methods for  establishing  the  foregoing as the  Advisers  may deem  reasonably appropriate  and shall do so not less than annually as well as prior to engaging the  services of any new proxy voting  service.  The Agent shall also notify the
Advisers in writing within fifteen (15) calendar days of any material  change to information  previously  provided to an Adviser in connection with  establishing the Agent's independence, competence or impartiality.

B.       Conflicts of Interest

     As  fiduciaries  to their  clients,  each Adviser puts the interests of its clients  ahead of its own. In order to ensure  that  relevant  personnel  of the
Advisers are able to identify  potential  material  conflicts of interest,  each
Adviser will take the following steps:

     o    Quarterly,  the Eaton Vance Legal and Compliance  Department will seek information  from  the  department  heads  of each  department  of the
          Advisers and of Eaton Vance  Distributors,  Inc. ("EVD") (an affiliate of the  Advisers  and  principal  underwriter  of certain  Eaton Vance
          Funds).  Each  department  head  will be  asked to  provide  a list of significant clients or prospective clients of the Advisers or EVD.

     o    A representative of the Legal and Compliance Department will compile a list of the companies  identified  (the  "Conflicted  Companies")  and provide that list to the Proxy Administrator.

     o    The Proxy Administrator will compare the list of Conflicted  Companies with the names of  companies  for which he or she has been  referred a proxy statement (the "Proxy  Companies").  If a Conflicted  Company is
          also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

     o    If the Proxy  Administrator  expects to instruct the Agent to vote the proxy of the Conflicted  Company strictly  according to the Guidelines
          contained  in  these  Proxy  Voting   Policies  and  Procedures   (the
          "Policies") or the  recommendation of the Agent, as applicable,  he or she will (i) inform the Proxy Group of that fact,  (ii)  instruct  the
          Agent to vote the  proxies  and  (iii)  record  the  existence  of the material conflict and the resolution of the matter.

     o    If the Proxy Administrator  intends to instruct the Agent to vote in a manner  inconsistent  with  the  Guidelines  contained  herein  or the recommendation  of the  Agent,  as  applicable,  the Proxy  Group,  in consultation with Eaton Vance senior  management,  will then determine if a material conflict of interest exists between the relevant Adviser and its clients.  If the Proxy Group, in consultation with Eaton Vance senior management,  determines that a material conflict exists,  prior to  instructing  the  Agent  to vote  any  proxies  relating  to these
          Conflicted  Companies  the Adviser  will seek  instruction  on how the proxy should be voted from:

          o    The client, in the case of an individual or corporate client;

          o    In the case of a fund,  its board of directors,  or any committee or sub-committee identified by the board; or

          o    The  adviser,   in  situations   where  the  Adviser  acts  as  a
               sub-adviser to such adviser.

     The Adviser will provide all reasonable  assistance to each party to enable such party to make an informed decision.

     If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy,  the Adviser will  generally  instruct the
Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of  impropriety.  If however,  the failure of the Adviser to vote its  clients'  proxies  would have a  material  adverse  economic  impact on the
Advisers' clients' securities  holdings in the Conflicted  Company,  the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the  existence of the material  conflict and the  resolution  of the matter.

     The Advisers shall also identify and address  conflicts that may arise from time to time concerning the Agent.  Upon the Advisers'  request,  which shall be not less than  annually,  and within  fifteen (15) calendar days of any material change to such information  previously  provided to an Adviser,  the Agent shall provide the Advisers with such  information as the Advisers deem  reasonable and appropriate for use in determining material  relationships of the Agent that may pose a conflict  of  interest  with  respect to the  Agent's  proxy  analysis or recommendations.  Such  information  shall  include,  but is not  limited  to, a monthly  report  from the  Agent  detailing  the  Agent's  Corporate  Securities
Division  clients and related  revenue  data.  The  Advisers  shall  review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material  conflict of the Agent is deemed to be present to the Proxy  Administrator.  Any such proxy referred by the Agent shall be  referred  to the Proxy Group for  consideration  accompanied  by the Agent's written  analysis  and  voting  recommendation.  The  Proxy  Administrator  will instruct the Agent to vote the proxy as recommended by the Proxy Group.

                                                            Adopted June 6, 2003
                                                     As Revised January 20, 2005
                                                       As Revised August 8, 2005
                                                     As Revised February 1, 2006

     3. In  Appendix  C,  entitled  "Additional  Information  About  the  Funds'
Portfolio  Managers,"  the  description  relating  to Lord  Abbett  on page  C-3
(continuing onto page C-4) is deleted and replaced with the following:

Eaton Vance Management ("Eaton Vance")

Mr. Michael R. Mach, CFA, is primarily responsible for the day-to-day management of Eaton Vance's allocated portion of the Fund's portfolio. Compensation paid by
Eaton Vance to its portfolio managers has three primary  components:  (1) a base salary,  (2) an annual  cash  bonus,  and (3)  annual  stock-based  compensation consisting of options to purchase shares of Eaton Vance Corporation's non-voting common stock and/or  restricted shares of Eaton Vance  Corporation's  non-voting common stock. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all Eaton Vance employees.  The portfolio managers' compensation generally is reviewed on an annual basis.

The  portfolio  managers  are  compensated  based  primarily  on the  scale  and complexity of their portfolio  responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Fund performance,  on a pre-tax basis, is evaluated  primarily  versus peer groups of funds as determined by Lipper Inc.  and/or  Morningstar,  Inc. In evaluating the performance of a fund and its portfolio  manager,  primary  emphasis is normally placed on three-year  performance,  with secondary  consideration of performance over longer and shorter  periods.  In addition to rankings within peer groups of funds on the basis of absolute  performance,  consideration may also be given to risk-adjusted performance. For portfolio managers responsible for multiple funds and accounts,  investment  performance is evaluated on an aggregate basis, based on  averages  or  weighted  averages  among  managed  funds  and  accounts.  The compensation  of portfolio  managers  with other job  responsibilities  (such as heading an investment group or providing analytical support to other portfolios)
will  include  consideration  of the  scope  of  such  responsibilities  and the portfolio managers' performance in meeting those responsibilities.

Eaton Vance seeks to compensate portfolio managers in a manner commensurate with their responsibilities and performance,  and competitive with other firms within the  investment  management  industry.  Eaton Vance  participates  in investment industry  compensation  surveys,  and  utilizes  survey  data  as  a  factor  in determining  salary,  bonus, and stock-based  compensation  levels for portfolio managers and other investment professionals.  Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance and its  parent  company.  The  overall  annual  cash  bonus  pool  is  based  on  a substantially fixed percentage of pre-bonus operating income. While the salaries of the portfolio managers are comparatively  fixed, cash bonuses and stock-based compensation may fluctuate significantly, from year to year, based on changes in portfolio manager performance and other factors described herein. Depending on a portfolio manager's performance,  cash bonuses and stock-based  compensation may represent a substantial portion of total compensation.

As of February 29, 2008, in addition to the Fund, Mr. Mach(1) managed:

-------------------------------------- --------------------------- -------------
                  Other Accounts             Total Accounts        Accounts with
                                                                    Performance
                                                                        Fees
-------------------------------------- --------------------------- -------------

                                       Number   Assets*    Number   Assets
                                                 (in
                                               millions)
-------------------------------------- ----- ------------- -------- ----------

   Registered Investment Companies(2)    9    $17,491.50      0      $0
-------------------------------------- ----- ------------- -------- ----------

   Other Pooled Investment Vehicles      2       $162.03      0      $0
-------------------------------------- ----- ------------- -------- ----------

   Other Accounts                        8       $440.38      0      $0
-------------------------------------- ----- ------------- -------- ----------

          *    For registered investment companies,  assets represent net assets of all  open-end  investment  companies  and gross  assets of all closed-end investment companies

          (1)  Certain  of the  investment  companies  that Mr.  Mach  serves as portfolio  manager may invest in  underlying  portfolios  that he also serves as portfolio manager.

          (2)  Numbers provided include certain investment  companies structured as fund of funds which invest in funds in the Eaton Vance complex advised by other portfolio managers.

     4. In the section of the SAI entitled "Subadvisors and Portfolio Managers,"
the information below relating to Tygh Capital Management, Inc. ("Tygh Capital")
is  added,   immediately  following  the  paragraph  describing  Mazama  Capital
Management, Inc. ("Mazama"), located on page 35 of the SAI:

Tygh Capital Management,  Inc. ("Tygh Capital"), 1211 SW Fifth Avenue, Portland,
Oregon 97204,  serves as a subadvisor for the MGI US Small/Mid Cap Growth Equity
Fund.  Tygh Capital is a  privately-held  corporation  that is  registered as an investment  adviser  under the Advisers  Act.  Tygh Capital is controlled by Mr.
Richard J. Johnson and Mr. Jeff B. Curtis.  Mr.  Johnson is the Chief  Executive
Officer and the Chief  Investment  Officer of Tygh  Capital.  Mr.  Curtis is the
President of Tygh Capital.

     5. The  following  summary of Tygh  Capital's  proxy  voting  policies  and procedures  is inserted on page B-68,  immediately  following  the proxy  voting policies of Mazama:

                 Tygh Capital Management, Inc. ("Tygh Capital")

                 Summary of Proxy Voting Policies and Procedures

                           Effective December 31, 2007

For the majority of its clients,  Tygh Capital has been  delegated the authority to vote all proxies for securities held in the client's account.  As a fiduciary with  respect to that  responsibility,  Tygh  Capital  will vote all proxies for portfolio  securities in a manner considered to be in the best interests of Tygh
Capital's  clients.  These Proxy  Voting  Policies and  Procedures  describe the manner in which Tygh Capital handles, researches, votes and maintains reports on proxy  voting.  Tygh Capital has  retained  Institutional  Shareholder  Services
("ISS") to provide legal oversight,  in-depth analysis,  and  recommendations on all  proxy  matters.  ISS  is  nationally  recognized  as  one  of  the  leading independent providers of corporate governance information.

Voting Guidelines

Tygh  Capital  uses the  voting  guidelines  set  forth in  ISS's  Policies  and
Procedures.  As a general  principle,  Tygh  Capital's  proxy  voting  policy is designed  to ensure  that Tygh  Capital is voting in the best  interests  of the client in terms of the potential economic return on the client's investment.  In addition,  this policy and the ISS guidelines are based on the premise that good corporate  governance  ultimately  results in increased  shareholder  value.  In determining  the vote on a given  proposal,  Tygh  Capital will not consider any benefit to Tygh  Capital or its clients  other than the benefits to the owner of the securities to be voted.  If a client  believes that its interests  require a different vote, Tygh Capital will vote as the client instructs for that ballot.

As a general  practice,  and subject to case by case  considerations,  proposals that are designed to either  dissuade or preclude the acquisition or merger of a company,  have  the  effect  of  diluting  the  value  of  the  existing  shares outstanding,  or reduce the power of  shareholders  over company actions will be rejected.  Tygh Capital will usually vote for proposals  relating to the general election of directors or auditors (absent questions of independence or contested elections),  committee responsibilities,  debt limits, indemnification,  meeting dates or times, company names, and other routine matters. Tygh Capital will also usually vote for management sponsored  compensation plans if they are consistent with business practices.  Proposals that dilute shareholders interests,  provide excessive awards,  establish poison pills, require  supermajority voting or have other  objectionable  features will generally be rejected.  Tygh Capital and ISS review, on a case by case basis,  proposals  relating to business  transactions, such as mergers, acquisitions, reorganizations, etc.

Voting Procedures

Tygh  Capital has adopted the  following  procedures  to assist in the review of proxies,  the voting of those  proxies in  accordance  with firm  policy and the maintenance of voting records.

Tygh  Capital  uses ISS to  implement  its proxy  voting  process.  ISS has been retained to provide  proxy voting  analysis and record  keeping  services.  Tygh
Capital shall  instruct each of the custodian  banks for its client  accounts to forward all proxy  materials  to ISS for  processing.  Proxies  received by Tygh
Capital, if any, shall be forwarded to the operations  department for processing in a manner consistent with these procedures.

On a weekly  basis,  Tygh Capital sends to ISS a holdings  file  detailing  each equity  position held in an account  advised by Tygh Capital.  ISS shall receive proxy material  information  from the custodian  bank for the account.  ISS will reconcile the information it receives from Tygh Capital and the custodian banks;
any discrepancies are noted and resolved by communications  between ISS and Tygh
Capital's operations staff.

Tygh Capital has reviewed  and approved the ISS  guidelines  on how ISS votes on particular  proposals.  In  addition,  Tygh  Capital  investment  personnel  are generally aware of the proposals that are being submitted to shareholders of the companies  invested in by clients of Tygh  Capital.  ISS shall vote the received proxies in accordance with its guidelines,  unless other  instructions are given to ISS by Tygh Capital to vote a different  way. A summary of the voting records of ISS shall be reviewed each month by Tygh Capital's Chief  Compliance  Officer and Chief Investment Officer.

Tygh Capital  maintains  copies of all proxy voting  records and,  upon request, will  provide  clients  with  information  on the voting of all proxies on their behalf.

     6. In  Appendix  C,  entitled  "Additional  Information  About  the  Funds'
Portfolio  Managers," the  description  below relating to Tygh Capital is added, immediately following the information relating to Mazama, located on page C-7 of the SAI:

Tygh Capital Management, Inc. ("Tygh Capital")

Mr. Richard J. Johnson is primarily responsible for the day-to-day management of
Tygh  Capital's  allocated  portion  of  the  Fund's  portfolio.  Mr.  Johnson's compensation is comprised of a fixed salary that is based on industry  standards and a  discretionary  annual bonus.  Mr.  Johnson's  salary is not based on Fund performance,  but his  discretionary  bonus is based in substantial  part on the pre-tax investment  performance of the accounts he manages,  including the Fund, over 1-, 3-, and 5-year  periods  compared to the Russell  2000(R)Growth  Index,
Russell 2500(R)Growth Index, and to his peers, as measured by the performance of funds in the Lipper Small Cap Growth and Lipper Small-Mid Cap Growth categories.
Mr. Johnson does not receive  deferred  compensation,  but does participate in a
401(k)/profit  sharing retirement plan as part of his compensation.  Mr. Johnson also has an equity  interest in Tygh  Capital and the value of that  interest is based on the overall business results of Tygh Capital.

As of February 29, 2008, in addition to the Fund, Mr. Johnson managed:

------------------------------------ --------------------------- ---------------
               Other Accounts            Total Accounts          Accounts with
                                                               Performance Fees

------------------------------------ ------- --------------- ----------- -------
                                     Number      Assets      Number      Assets
                                             (in millions)

------------------------------------ ------- --------------- ----------- -------
   Registered Investment Companies       5         $965.4       0          $0

------------------------------------ ------- --------------- ----------- -------
   Other Pooled Investment Vehicles      4         $295.9       0          $0

------------------------------------ ------- --------------- ----------- -------
   Other Accounts                       70        $1811.8       0          $0
------------------------------------ ------- --------------- ----------- -------